EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of UTG, Inc. (the “Company”) for the quarterly period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Theodore C. Miller, Senior Vice President, Corporate Secretary and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

                                                               By:    /s/ Theodore C. Miller
                                                                        Theodore C. Miller
                                                                        Senior Vice President, Corporate Secretary and
                                                                        Chief Financial Officer

Date: May 10, 2007